EXHIBIT 99.10

Deed

Security Trust Deed

Acorn Capital Limited
(as Security Trustee)

Each party set out in Part A of Schedule 1
(as Initial Beneficiary)

Paradise Phosphate Pty Ltd
(as Initial Security Provider)

Legend International Holdings, Inc.
(as Initial Security Provider)

Central Plaza I 345 Queen Street Qld 4000 Australia GPO Box 3124 Brisbane Qld 4001 Australia Sydney Melbourne Perth Brisbane Singapore	Telephone +61 7 3258 6666 Facsimile +61 7 3258 6444 www.freehills.com DX 255 Brisbane Associated offices in Jakarta Beijing Shanghai Hanoi Ho Chi Minh City

Contents

	Table of contents

1	Definitions and interpretation		2
	1.1	Definitions	2
	1.2	Interpretation	8
	1.3	Interpretation of inclusive expressions	9
	1.4	Capacity of Security Trustee	9
	1.5	Personal Property Securities (PPS) Law	10
	1.6	Personal Property Securities (PPS)	10
	1.7	Business Day	11
	1.8	Deed components	11
	1.9	Benefit	11
	1.10	Notice of provisions	11
2	Declaration of trust		11
	2.1	Holding of Trust Fund on trust	11
	2.2	Name	11
	2.3	Period	12
	2.4	Trust Account	12
	2.5	Payment of Secured Moneys	12
3	Determination of Secured Moneys		12
	3.1	Determination of Secured Moneys	12
	3.2	Details of Secured Moneys	13
4	Receipt of money		13
	4.1	Money not forming part of Recovered Moneys	13
	4.2	Receipt of money after Determination Date	13
5	Sharing between Beneficiaries		14
	5.1	Pre Determination Date payments	14
	5.2	Sharing after Determination Date	14
6	Security Trustee’s rights and responsibilities		15
	6.1	Security Trustee entitled to exercise all rights	15
	6.2	Instructions and extent of discretion	15
	6.3	Deemed instructions	15
	6.4	Exercise of Powers to waive or amend	16
	6.5	Exercise of enforcement and other powers	16
	6.6	Exercise of other ancillary powers	17
	6.7	Right to appoint agent, delegates	18
	6.8	Events of Default	18
	6.9	No monitoring	18
	6.10	Information	19
	6.11	Security Trustee to have same rights as Beneficiaries	19
	6.12	Security Trustee may contract	19
	6.13	Exercise of Powers	19
	6.14	Application to court for direction	19
	6.15	Security Trustee not liable	19
	6.16	Indemnity	21
	6.17	Protection of third parties	21
	6.18	Exclusions of law where permitted	22
	6.19	Independent decisions by Beneficiaries	22

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Contents

	6.20	Variation	22
	6.21	Additional matters	22
	6.22	Fees	22
7	Termination of Security Trustee’s appointment		22
	7.1	Termination of appointment	22
	7.2	Assurances	23
	7.3	Appointment of successor Security Trustee	23
8	Changes to Beneficiaries and Security Providers		24
	8.1	Transfers by Beneficiaries	24
	8.2	New Beneficiaries pursuant to transfers	24
	8.3	Other New Beneficiaries	24
	8.4	New Security Provider	25
	8.5	Notice of change	25
9	Savings provisions		25
	9.1	Continuing indemnities	25
	9.2	Non-avoidance	25
	9.3	Exclusion of moratorium	26
10	Meetings of Beneficiaries		26
	10.1	Meetings	26
	10.2	Meeting on application	26
	10.3	Notice of meeting	26
	10.4	Who may attend and address meeting	27
	10.5	Quorum	27
	10.6	Chair	28
	10.7	Voting and decisions	28
	10.8	Votes	28
	10.9	Objection to voter’s qualification	29
	10.10	Proxies and other powers	29
	10.11	Proxy and other instruments	29
	10.12	Adjournments	29
	10.13	Declaration by chair of voting	29
	10.14	Manner of poll	30
	10.15	Poll on election of chair or question of adjournment	30
	10.16	Minutes	30
	10.17	Passing of resolutions by instrument in writing	30
11	General		30
	11.1	Performance by Security Trustee of obligations	30
	11.2	Transaction Party to bear cost	30
	11.3	GST	31
	11.4	Notices	31
	11.5	Governing law and jurisdiction	31
	11.6	Prohibition and enforceability	32
	11.7	Waivers	32
	11.8	Variation	32
	11.9	Cumulative rights	32
	11.10	Consents of Security Trustee	32
	11.11	Counterparts	33
	11.12	Attorneys	33
	Part B Initial Security Providers		34

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Contents

Signing page	35
Accession Deed (Security Provider)
Accession Deed (Beneficiary)

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Security Trust Deed

Date ►    7 February 2012

This deed is made by

Between the parties
Initial Beneficiary	Each party listed in Part A of Schedule 1 (each an Initial Beneficiary)
Initial Security Providers	Each party listed in Part B of Schedule 1 (each an Initial Security Provider)
Security Trustee	Acorn Capital Limited ACN 082 694 531 of Level 12, 90 Collins Street, Melbourne Vic 3000 (Security Trustee)
Recitals
1.    each Beneficiary for the time being and from time to time

2.    The Security Trustee will hold, among other things, all its rights, title and interest in, to and under the Securities on trust for the Beneficiaries on the terms of this deed.

This deed witnesses

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1	Definitions and interpretation
1.1	Definitions
The meanings of the terms used in this deed are set out below.

Term	Meaning
Accession Deed (Security Provider)
a deed in, or substantially in, the form of Attachment 1 (or in any other form that the parties from time to time agree) under which a New Security Provider becomes a party to this deed in accordance with clause 8.2.

Amount Owing	in respect of a Beneficiary at any time, the Secured Moneys of that Beneficiary at that time.
Attorney	an attorney appointed under any Security.
Beneficiary	1 each Initial Beneficiary; and 2 each New Beneficiary, but does not include a Retired Beneficiary.
Business Day
1   for the purposes of clause 11.4, a day on which banks are open for business in the city where the notice or other communication is received excluding a Saturday, Sunday or public holiday; and

2   for all other purposes, a day on which banks are open for business in Melbourne, Sydney and New York excluding a Saturday, Sunday or public holiday.

Collateral Security
any present or future Security Interest, Guarantee or other document or agreement created or entered into by a Transaction Party or any other person as security for, or to credit enhance, the payment of any of the Secured Moneys.

Controller	has the meaning given to the word ‘controller’ in the Corporations Act, but as if ‘charge’ included any Security, and includes a Receiver.
Convertible Note Agreement	the convertible note agreement dated on or about the date of this deed between, among others, the Initial Beneficiaries, the Initial Security Providers and the Security Trustee.

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Term	Meaning
Corporations Act	the Corporations Act 2001 (Cth).
Default	1 an Event of Default; or 2 a Potential Event of Default.
Default Notice	has the meaning given in clause 6.8(a)(1).
Determination Date
the date on which the first of the following occurs:

1   the Security Trustee appoints a Controller under a Security;

2   the Security Trustee otherwise enforces a Security; or

3   any other event agreed in writing to be an event for the purposes of this item 3 by the Beneficiaries and the Security Trustee.

Dollars, A$ and $	the lawful currency of the Commonwealth of Australia.
Event of Default	an Event of Default as defined in any Transaction Document.
Finally Paid
in respect of the Secured Moneys or any other monetary liability, satisfaction of the following conditions:

1   payment or satisfaction of it in full; and

2   during the 6 month period from and including the day after the payment or satisfaction, no person, including a Transaction Party, liquidator, provisional liquidator, administrator, official manager, trustee in bankruptcy, receiver, receiver and manager, other controller (as defined in the Corporations Act) or similar official, exercises a right to recoup or claim repayment of any part of the amount paid or satisfied, whether under the laws of preferences, fraudulent dispositions or otherwise.

Finance Party	1 each Beneficiary; 2 the Nominee; and 3 the Security Trustee.
Financing Change Statement	a financing change statement within the meaning of the PPSA.
Financing Statement	a financing statement within the meaning of the PPSA.

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Term	Meaning
Government Agency	any government or any governmental, semi-governmental, administrative, fiscal or judicial body, department, commission, authority, tribunal, agency or entity.
GST	the goods and services tax levied under the GST Act.
GST Act	the A New Tax System (Goods and Services Tax) Act 1999 (Cth).
Guarantee
any guarantee, suretyship, letter of credit, letter of comfort or any other obligation:

1   to provide funds (whether by the advance or payment of money, the purchase of or subscription for shares or other securities, the purchase of assets or services, or otherwise) for the payment or discharge of;

2   to indemnify any person against the consequences of default in the payment of; or

3   to be responsible for,

any debt or monetary liability of another person or the assumption of any responsibility or obligation in respect of the insolvency or the financial condition of any other person.

Initial Beneficiary	each person who is a party to the Convertible Note Agreement as an ‘Noteholder’ as at the date of this deed.
Interest Expense
interest and amounts in the nature of, or having a similar purpose or effect to, interest and includes:

1   discount on a bill of exchange or other instrument;

2   fees and amounts incurred on a regular or recurring basis, such as line fees; and

3   capitalised amounts of the same or similar name to the foregoing.

Majority Beneficiaries	at any time, one or more Beneficiaries whose aggregate Shares are more than 66%.
New Beneficiary	at any time, a person who is not an existing Beneficiary at that time, and who becomes an Noteholder after that time under the Convertible Note Agreement.
New Security Provider	at any time, a person who is not an existing Security Provider at that time, and who becomes a Security Provider after that time in accordance with this deed.

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Term	Meaning
Officer
1   in relation to a Beneficiary or to the Security Trustee, any person whose title contains the ‘Director’, ‘Managing Director’, ‘Manager’ or ‘Vice President’, and any other person appointed by the Beneficiary or Security Trustee (as applicable) to act as its authorised officer for the purposes of this deed; and

2   in relation to a Security Provider, a director or a secretary, or a person notified by the Security Provider to the Security Trustee to be an authorised officer, of the Security Provider.

Potential Event of Default
any thing which would become an Event of Default on the giving of notice (whether or not notice is actually given), the expiry of time, the satisfaction or non-satisfaction of any condition, or any combination of the above.

Power	any right, power, authority, discretion or remedy conferred on the Security Trustee, a Controller or an Attorney by any Transaction Document or any applicable law.
PPSA	the Personal Property Securities Act 2009 (Cth).
PPSA Security Interest	a security interest within the meaning of the PPSA.
PPS Law
1   the PPSA;

2   any regulations made at any time under the PPSA;

3   any provision of the PPSA or regulations referred to in 2;

4   any amendment to any of the above, made at any time; or

5   any amendment made at any time to the Corporations Act or any other legislation in connection with the implementation or as a consequence of the PPSA.

Receiver	a receiver or receiver and manager appointed under a Security or any Transaction Document.
Recovered Moneys	the aggregate amount received or recovered by the Security Trustee under the Transaction Documents or under clauses 2.5 or 4.2 on or after the Determination Date.
Related Body Corporate	a ‘related body corporate’ as that expression is defined in section 50 of the Corporations Act.
Retired Beneficiary	at any time, a person who was a Beneficiary but who has assigned or novated to one or more New Beneficiaries all of its rights and obligations under the Transaction Documents.

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Term	Meaning
Secured Moneys
all debts and monetary liabilities of each Transaction Party to a Finance Party on any account and in any capacity, irrespective of whether the debts or liabilities:

1    are present or future;

2    are actual, prospective, contingent or otherwise;

3    are at any time ascertained or unascertained;

4    are owed or incurred by or on account of a Transaction Party alone, or severally or jointly with any other person;

5    are owed to or incurred for the account of a Finance Party alone, or severally or jointly with any other person;

6    are owed to any other person as agent (whether disclosed or not) for or on behalf of a Finance Party;

7    are owed or incurred as principal, interest, fees, charges, Taxes, damages (whether for breach of contract or tort or incurred on any other ground), losses, costs or expenses, or on any other account;

8    are owed to or incurred for the account of a Finance Party directly or as a result of:

   •   the assignment or transfer to a Finance Party of any debt or liability of a Transaction Party; or

   •   any other dealing with any such debt or liability;

9    are owed to or incurred for the account of a Finance Party before the date of this deed, or before the date of any assignment of this deed to a Finance Party by any other person or otherwise; or

10  comprise any combination of the above.

Security
at any time, each of the following which has been granted at that time:

1   any Security Interest entered into by or granted in favour of the Security Trustee (as trustee under this deed) or the benefit of which the Security Trustee acquires after the date of this deed as security for, among other things, the payment of any of the Secured Moneys including any Security as defined in a Transaction Document;

2   any Collateral Security; or

3   any other document which the Beneficiaries, the Security Trustee and the Security Providers agree at any time, now or in the future, is a Security for the purposes of this deed.

Security Interest
an interest or power:

1   reserved in or over an interest in any asset, including any retention of title; or

2   created or otherwise arising in or over any interest in any asset under a security agreement, bill of sale, mortgage, charge, lien, pledge, trust or power,

by way of, or having similar commercial effect to, security for the payment of a debt, any other monetary obligation or the performance of any other obligation, and includes any agreement to grant or create any of the above and includes a security interest within the meaning of section 12(1) of the PPSA.

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Term	Meaning
Security Provider	a person who has granted a Security and includes, on the date of this deed, the Initial Security Providers.
Serial Number	a serial number within the meaning of the PPSA.
Share	in respect of a Beneficiary at any time, the Secured Moneys of that Beneficiary at that time expressed as a percentage of the aggregate Secured Moneys of all Beneficiaries at that time.
Special Decision
a resolution passed at a meeting of Beneficiaries in accordance with, or a resolution or decision of Beneficiaries otherwise made in accordance with, clause 10, in each case by the Majority Beneficiaries.

Statement	a statement referred to in clause 3.2(a)(1).
Subsidiary	has the meaning given to that expression in the Corporations Act.
Tax
1   any tax, levy, charge, impost, duty, fee, deduction or withholding; or

2   any income, stamp or transaction duty, tax or charge,

which is assessed, levied, imposed or collected by a Government Agency and includes any interest, fine, penalty, charge, fee or other amount imposed on or in respect of any of the above.

Transaction Document	has the meaning set out in the Convertible Note Agreement.
Transaction Party	1 a Security Provider; or 2 any other Transaction Party, now or in the future, defined as such in a Transaction Document.
Trust Fund
1   the sum of $10 referred to in clause 2.1;

2   all right, title and interest of the Security Trustee under the Securities and the other Transaction Documents (other than, in the case of other Transaction Documents, those held in a personal capacity) including all money recovered under them (whether on enforcement or otherwise) including all Recovered Moneys;

3   all money paid to the Security Trustee under this deed; and

4   all other property acquired by the Security Trustee and intended to be held for the benefit the Beneficiaries on the trusts of this deed.

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1 Definitions and interpretation

Term	Meaning
wilful default
in relation to the Security Trustee, a wilful and intentional failure of the Security Trustee to comply with any of its obligations under the Transaction Documents other than a failure which:

1   arises as a result of a failure by a person other than the Security Trustee to comply with a Transaction Document or as a result of a Default;

2   arises due to a lack of proper or complete instructions or directions being given to the Security Trustee under and in accordance with this deed; or

3   is in accordance with a court order or direction or otherwise required by law.

1.2	Interpretation
In this deed:
(a)	Headings and bold type are for convenience only and do not affect the interpretation of this deed.
(b)	The singular includes the plural and the plural includes the singular.
(c)	Words of any gender include all genders.
(d)	Other parts of speech and grammatical forms of a word or phrase defined in this deed have a corresponding meaning.
(e)	An expression importing a person includes any company, partnership, joint venture, association, corporation or other body corporate and any Government Agency as well as an individual.
(f)
A reference to any thing (including any right) includes a part of that thing but nothing in this clause 1.2(f) implies that performance of part of an obligation constitutes performance of the obligation.

(g)	A reference to a clause, party, schedule, attachment or exhibit is a reference to a clause of, and a party, schedule, attachment or exhibit to, this deed,
(h)	A reference to any legislation includes all delegated legislation made under it and amendments, consolidations, replacements or re-enactments of any of them.
(i)	A reference to a document includes all amendments or supplements to, or replacements or novations of, that document.
(j)	A reference to a party to a document includes that party’s successors and permitted assignees.
(k)	A promise on the part of 2 or more persons binds them jointly and severally.

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1 Definitions and interpretation

(l)	A reference to an agreement other than this deed includes a deed and any legally enforceable undertaking, agreement, arrangement or understanding, whether or not in writing.
(m)	A reference to an asset includes all property of any nature, including a business, and all rights, revenues and benefits.
(n)
A reference to liquidation or insolvency includes appointment of an administrator, compromise, arrangement, merger, amalgamation, reconstruction, winding up, dissolution, assignment for the benefit of creditors, scheme, composition or arrangement with creditors, insolvency, bankruptcy, or any similar procedure or, where applicable, changes in the constitution of any partnership or person, or death.

(o)	A reference to a document includes any agreement in writing, or any certificate, notice, instrument or other document of any kind.
(p)	No provision of this deed will be construed adversely to a party because that party was responsible for the preparation of this deed or that provision.
(q)	A reference to a body, other than a party to this deed (including an institute, association or authority), whether statutory or not:
(1) which ceases to exist; or
(2) whose powers or functions are transferred to another body, is a reference to the body which replaces it or which substantially succeeds to its powers or functions.
(r)	References to time are to Melbourne time.
(s)	Where this agreement confers any power or authority on a person that power or authority may be exercised by that person acting personally or through an agent or attorney.
1.3	Interpretation of inclusive expressions
Specifying anything in this deed after the words ‘include’ or ‘for example’ or similar expressions does not limit what else is included unless there is express wording to the contrary.
1.4	Capacity of Security Trustee
(a)	The Security Trustee executes this deed only in its capacity as trustee of the Paradise Phosphate Security Trust and in no other capacity.
(b)
Any obligation or liability of whatever kind undertaken or incurred by, or devolving upon the Security Trustee under or in respect of this deed (Obligation) is incurred by the Security Trustee in its capacity as trustee of the Paradise Phosphate Security Trust and the Security Trustee will cease to have any such obligation or liability under this deed if it ceases for any reason to be the trustee of the Paradise Phosphate Security Trust. This limitation does not apply to any obligation or liability incurred by the Security Trustee which arises under this deed before it ceases to be the trustee of the Paradise Phosphate Security Trust and which does not become a liability of the new trustee under any applicable law.

(c)
The Security Trustee will not be liable to pay or satisfy any Obligation except out of the assets of the Paradise Phosphate Security Trust against which it is entitled to be indemnified in respect of any liability incurred by it as trustee of the Paradise Phosphate Security Trust.

(d)
A party or Beneficiary may enforce its rights against the Security Trustee arising from non-performance or breach of the Obligations only to the extent that the Security Trustee is entitled to be indemnified out of the assets of the Paradise Phosphate Security Trust.

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1 Definitions and interpretation

(e)	If a party or Beneficiary does not recover under clauses 1.4(c) or 1.4(d) all money owing to it arising from non-performance or breach of the Obligations, it may not seek to recover the shortfall by:
(1) bringing proceedings against the Security Trustee in its personal capacity; or
(2) applying to have the Security Trustee wound up or proving in the winding up of the Security Trustee.
(f)
Nothing in this clause 1.4 limits the Security Trustee’s personal liability to the extent such liability results from the Security Trustee’s fraud, dishonesty, negligence, default or breach of trust or breach of duty.

1.5	Personal Property Securities (PPS) Law
If:
(a)
a PPS Law applies, or will at a future date apply to any of the Transaction Documents or any of the transactions contemplated by them, or the Security Trustee determines that a PPS Law applies, or will at a future date apply, to any of the Transaction Documents or any of the transactions contemplated by them; and

(b)	in the opinion of the Security Trustee, the PPS Law:
(1)
adversely affects or would or may adversely affect the Security Trustee’s security position or the rights or obligations of the Security Trustee under or in connection with the Transaction Documents; or

(2) enables or would enable the Security Trustee’s security position to be improved without adversely affecting the Security Providers in a material respect, the Security Trustee may from time to time give notice to the Security Providers requiring the Security Providers to do anything, including:
(c)
promptly providing all necessary information (including Serial Numbers) and taking all necessary action (including obtaining any consent or agreement or giving any notice) to enable the Security Trustee to register fully valid and effective Financing Statements or Financing Change Statements with respect to any PPSA Security Interest held or intended to be held by the Security Trustee under the Transaction Documents at any time;

(d)	amending any Transaction Document or executing any new Transaction Document,

that in the Security Trustee’s opinion is necessary to ensure that, to the maximum possible extent, the Security Trustee’s security position, and rights and obligations, are not adversely affected as contemplated by clause 1.5(b)(1) (or that any such adverse effect is overcome to the maximum extent possible), or that the Security Trustee’s security position is improved as contemplated in clause 1.5(b)(2). The Security Providers must comply with the requirements of that notice within the time stipulated in the notice.

1.6	Personal Property Securities (PPS)
(a)
The Security Trustee is not, and its Officers, employees, agents or attorneys are not, liable to any party, for taking, or failing to take, any action for the purposes of the PPSA, whether for the benefit of all the Beneficiaries or one or more of them, unless the Security Trustee:

(1) is expressly instructed to do so by the Majority Beneficiaries; and
(2) is satisfied that it will be indemnified to its reasonably satisfaction in relation to that matter in accordance with clause 6.16 or otherwise.
(b)	Without limiting clause 1.6(a), none of the Security Trustee nor its Officers, employees, agents or attorneys are:

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2 Declaration of trust

(1)
required to review or check whether any Transaction Document or any other agreement, arrangement or document relating to them is or contains a Security Interest or whether any such Security Interest has been or should be perfected under the PPSA;

(2)
liable to any party, for not identifying or perfecting under the PPSA any Security Interest which may be constituted by or contained in any Transaction Document or any other agreement, arrangement or document; and

(3)
guilty of fraud, wilful default or gross negligence solely because they have not identified, or have failed to perfect under the PPSA, any Security Interest which may be constituted by or be contained in any Transaction Document or any other agreement, arrangement or document relating to them, unless the Security Trustee has been expressly instructed to do so by the Majority Beneficiaries.

(c)
This clause does not limit in any way any other provision of a Transaction Document which benefits, releases, exonerates or indemnifies the Security Trustee or any of its Officers, employees, agents or attorneys.

1.7	Business Day
Where the day on or by which any thing is to be done is not a Business Day, that thing must be done on or by the next Business Day.
1.8	Deed components
This deed includes any schedule.
1.9	Benefit

This deed is given for the benefit of each present and future Beneficiary, whether or not presently contemplated or existing, severally. Each Beneficiary may, except as otherwise stated in a Transaction Document, separately enforce its rights under this deed. Nothing done or omitted to be done by a Beneficiary in relation to this deed in any way affects the rights of any other Beneficiary.

1.10	Notice of provisions
Each Beneficiary is regarding as having notice of, and is bound by, all the provisions of this deed and any amendment to it agreed in accordance with clause 11.8.
2	Declaration of trust

2.1	Holding of Trust Fund on trust
The Security Trustee declares that it holds the sum of $10 in Melbourne, Victoria and will hold the Trust Fund, on trust for the Beneficiaries from time to time on the terms of this deed.
2.2	Name
The trust established under this deed is to be known as the ‘Paradise Phosphate Security Trust‘.

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3 Determination of Secured Moneys

2.3	Period
The trust established under this deed commences on the date of this deed and, unless terminated at an earlier date, terminates on the earlier of:
(a) the eightieth anniversary of the date of this deed; and
(b)
the date on which all the Securities have been fully and finally discharged according to their terms (or, if discharged at different times, the date on which the last is fully and finally discharged) and all Recovered Moneys have been distributed in accordance with this deed.

2.4	Trust Account
The Security Trustee must promptly credit the sum of $10 referred to in clause 2.1 to a bank account in Perth or any other place as the Beneficiaries, by Special Decision, agree.
2.5	Payment of Secured Moneys
(a)	Each Security Provider must pay the Secured Moneys due by it in accordance with the Transaction Documents and each other obligation under which the Secured Moneys are payable.
(b)	Each Security Provider must pay the Secured Moneys to the Security Trustee as and when it is due for payment.
(c)
Clause 2.5(b) is an additional, independent and separate obligation to any obligation of a Security Provider to pay to a Beneficiary the Secured Moneys of the Beneficiary in a Transaction Document or otherwise, but:

(1)
payment by any Security Provider to the Security Trustee of any such Secured Moneys which are Finally Paid operates in satisfaction of the obligation of the Security Provider to pay the amount to the Beneficiary; and

(2)
payment by any Security Provider to a Beneficiary in accordance with the Transaction Documents of any Secured Moneys of the Beneficiary which are Finally Paid operates in satisfaction of the obligation of the Security Provider to pay the amount to the Security Trustee.

(d)	Nothing in clause 2.5(b) affects or derogates from a Security Provider’s obligations to pay Secured Moneys to a Beneficiary (subject to clause 2.5(c)(1) and 2.5(c)(2)).
(e)	Any Secured Moneys paid to a Beneficiary or the Security Trustee by a Security Provider are paid as money secured by the Securities.
3	Determination of Secured Moneys

3.1	Determination of Secured Moneys
To determine the Secured Moneys of a Beneficiary on any date for the purposes of this deed:
(a)
amounts in a foreign currency must be translated into Dollars at the rate of exchange determined by the Beneficiary as that rate of exchange at which the Beneficiary could have, on that date, purchased from another person in the normal course of business in dealing with currencies that amount of foreign currency with Dollars;

(b)	any liability which is contingent must be included at its face value; and

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4 Receipt of money

(c)	Interest Expense due but unpaid and Interest Expense accrued but not yet due must be included.
3.2	Details of Secured Moneys
(a)	The Security Trustee may at any time request a Beneficiary to provide, and the Beneficiary must then, within a reasonable time, provide:
(1) a statement signed by an Officer of the Beneficiary setting out the Secured Moneys owing to that Beneficiary at the date of the statement or as at any other date requested by the Security Trustee; and
(2) any information the Security Trustee reasonably requests in respect of the calculation of the amounts referred to in clause 3.2(a)(1).
(b)	The information provided under clause 3.2(a) must include full details of how the Beneficiary has applied the provisions of clause 3.1 in calculating the amounts referred to in clause 3.2(a)(1).
(c)
As between the Security Trustee and the Beneficiaries, the Security Trustee may rely on a Statement given by a Beneficiary as sufficient evidence of its contents and the respective amounts of Secured Moneys owing to the Beneficiary as at the date set out in the Statement unless the contrary is proved.

(d)
Any Statement is binding on all Beneficiaries, subject to any contrary determination by the Security Trustee, for the purposes of determining the Share of each Beneficiary under this deed as at the date of the Statement.

(e)
If a Beneficiary does not provide a Statement, the Security Trustee may determine the Secured Moneys owing to that Beneficiary and issue an alternative Statement which will be taken as the Statement for that Beneficiary for the purposes of this clause 3.2.

4	Receipt of money

4.1	Money not forming part of Recovered Moneys
(a)	Where any Transaction Document permits or requires money to be placed to the credit of a suspense account:
(1) in order to preserve the rights to prove in the bankruptcy or liquidation of any person; or
(2) because amounts are contingently due or for any other reason,

that money will not, unless otherwise decided by all the Beneficiaries, form part of the Recovered Moneys until, in accordance with the terms of the Transaction Documents, the money is paid to or for the account of the Security Trustee or one or more Beneficiaries (at which time it becomes Recovered Moneys).

(b)	Where money is placed in a suspense account referred to in clause 4.1(a), any interest earned and credited to the account is Recovered Moneys.
4.2	Receipt of money after Determination Date
(a)
Subject to clause 4.2(b), if, after the Determination Date, a Beneficiary receives (whether by way of voluntary or involuntary payment or by way of set-off, combination or amalgamation of accounts or otherwise) any Secured Moneys, the Beneficiary must within a reasonable time notify the Security Trustee.

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5 Sharing between Beneficiaries

(b)	Clause 4.2 does not apply to money received by a Beneficiary from the Security Trustee under this deed.
(c)
A Beneficiary who receives an amount referred to in clause 4.2(a) must pay the amount to the Security Trustee within 5 Business Days (or any longer period the Security Trustee agrees to) of receiving it.

(d)	An amount paid under clause 4.2(c) is to be:
(1) regarded as having been received by the Security Trustee and not by the Beneficiary who receives it; and
(2) distributed by the Security Trustee as Recovered Moneys.
(e)	If a Beneficiary who makes a payment referred to in clause 4.2(c) is obliged to refund any part of that amount under laws relating to insolvency or liquidation or similar events, then:
(1)
on request from the Security Trustee, each party to which any part of the payment was distributed must repay to the Security Trustee the amount received by that party and the Security Trustee must pay to that Beneficiary the amount it is required to refund; and

(2) any balance is Recovered Moneys.
5	Sharing between Beneficiaries

5.1	Pre Determination Date payments
(a)
If, before the Determination Date, a Beneficiary directs the Security Trustee to demand payment from a Security Provider of Secured Moneys which are then due and payable to the Beneficiary, the Security Trustee must promptly make that demand and the Security Provider must immediately pay the amount demanded to the Security Trustee.

(b)
On receipt of any money from that Security Provider, the Security Trustee holds it on trust for the Beneficiary who made the request and must pay the full amount received to that Beneficiary or as otherwise required by a Transaction Document.

(c)
Subject to the Transaction Documents, if, before the Determination Date, the Security Trustee otherwise receives any Secured Moneys due and payable to a Beneficiary, it must promptly pay that money to that Beneficiary.

(d)
A demand or payment under clause 5.1(a) is not required for money to be made payable or for any enforcement action (including appointment of a Controller or declaring that money is due and payable) under the Transaction Documents, as long as the money is payable or the enforcement action can be taken under the Transaction Documents.

5.2	Sharing after Determination Date
(a)	The Recovered Moneys must, as between the Security Trustee and each Security Provider, be applied by the Security Trustee in accordance with the Transaction Documents.
(b)
The Recovered Moneys available for distribution in or towards payment or repayment of the Secured Moneys (after payment out of the Recovered Moneys of any amounts which, under a Security, are required to be paid out of those Recovered Moneys before any distribution is made in or towards payment or repayment of the Secured Moneys) must be applied by the Security Trustee in accordance with any written agreement between all of the Beneficiaries at the time that agreement is made and the Security Trustee at that time but, in the absence of any such agreement, then in the following order of priority:

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6 Security Trustee's rights and responsibilities

(1) first, in or towards payment of any money due to the Security Trustee in its capacity as security trustee under the Transaction Documents; and
(2)
second, in or towards payment or repayment to each Beneficiary of its Share (calculated as at the date of the distribution) of the Secured Moneys (calculated as at the date of the distribution) until each Beneficiary has received its Secured Moneys in full.

(c)	Clause 5.2(b) is for the benefit of the relevant Beneficiaries only and no other party may claim any benefit under it.
(d)	An agreement effected under clause 5.2(b) is binding on all Beneficiaries even if they become Beneficiaries after that agreement is effected.
6	Security Trustee’s rights and responsibilities

6.1	Security Trustee entitled to exercise all rights
Subject to this deed, the Security Trustee:
(a)
is entitled to exercise all Powers under the Securities (including those Powers conferred on trustees generally by statute and those conferred on trustees generally by law or equity in respect of the Securities) as if the Security Trustee were the sole beneficial owner of the Securities; and

(b)	may in its absolute discretion determine:
(1) whether or not to take any steps to enforce a Security or to otherwise seek to recover any money payable under a Security; and
(2) the manner of the enforcement (including the terms of any sale under a Security and the identity of any Controller appointed under a Security).
6.2	Instructions and extent of discretion
(a)	Subject to the other terms of this deed, and except in respect of amounts due to the Security Trustee in its personal capacity, in exercising its Powers under a Security, the Security Trustee:
(1) must act in accordance with the instructions (if any) of the Majority Beneficiaries; or
(2) in the absence of any such instructions, may (but is not obliged to) act as it thinks fit in the best interests of the Beneficiaries.
(b)	Each Beneficiary authorises the Security Trustee to give any consent and do anything else necessary or appropriate for it to give effect to any instructions given in accordance with this deed.
(c)	Any action taken by the Security Trustee in accordance with this deed is binding, as between the Security Trustee and the Beneficiaries, on all the Beneficiaries.
(d)
The Security Trustee is not obliged to take any action under this deed or a Security or exercise any Power until it is first indemnified to its satisfaction in accordance with clause 6.16 or otherwise.

6.3	Deemed instructions
(a)
If the Security Trustee specifies in its notice seeking instructions from the Beneficiaries that a failure to respond will be taken to be a consent to the proposed action and a Beneficiary does not give instructions in relation to the proposed action within 3 Business Days (or any longer period specified by the Security Trustee in the notice), that Beneficiary is taken to have instructed the Security Trustee to take the proposed action.

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(b)
Where the Security Trustee has not made the specification described in clause 6.3(a) in its notice seeking instructions from the Beneficiaries, the Share of any Beneficiary who fails to respond will be deducted from the numerator and denominator in calculating the Majority Beneficiaries.

6.4	Exercise of Powers to waive or amend
The Security Trustee:
(a)
must not, in its capacity as trustee, waive breaches of, or any Default under, or otherwise excuse the performance of any obligation of a Transaction Party under, a Transaction Document without the prior instructions of the Majority Beneficiaries;

(b)	must exercise or refrain from exercising a Power and must waive or excuse performance of a Security if so instructed:
(1) by the Majority Beneficiaries; or
(2) where a Transaction Document provides for such instructions from the Beneficiaries on a different basis, from the Beneficiaries on that basis;
(c)	must not amend or vary any Transaction Document unless instructed to do so by:
(1) the Majority Beneficiaries; or
(2) where a Transaction Document provides for such instructions from the Beneficiaries on a different basis, from the Beneficiaries on that basis,

but is not obliged to effect any such amendment or variation to the extent it would increase the personal liability of the Security Trustee or derogate from any of its rights under the Transaction Documents; and

(d)	must confer with the Beneficiaries before exercising a Power or giving any consent, approval or agreement or making any determination under a Transaction Document.
6.5	Exercise of enforcement and other powers
(a)	The Security Trustee must, if so instructed by the Majority Beneficiaries following the occurrence of an Event of Default which has not been waived in writing:
(1) give notice in writing to a Security Provider declaring that the relevant Secured Moneys are immediately due and payable;
(2) appoint, or remove, a Controller under a Security;
(3) otherwise enforce or take steps to enforce a Security as directed in writing by the Majority Beneficiaries; or
(4) do any one or more of the things in clauses 6.5(a)(1), 6.5(a)(2) and 6.5(a)(3).
(b)	The Security Trustee must if entitled by law to do so, appoint, or remove, a Controller under the Corporations Act to a Security Provider if so instructed by the Majority Beneficiaries.
(c)	The Security Trustee must if entitled by law to do so, appoint an administrator under the Corporations Act to a Security Provider if, but only if, instructed to do so by the Majority Beneficiaries.
(d)
The Security Trustee must at any time after action under clause 6.5(a), (b) or (c) has been taken, do any other things it considers appropriate (or as instructed by the Majority Beneficiaries) to enforce the whole or any part of the Security in respect of which that first mentioned action was taken and to exercise its Powers under that Security.

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(e)	The Security Trustee must, if so instructed by the Majority Beneficiaries, release or discharge:
(1) any specified Security in full; or
(2) all or any specified assets from any specified Security, but otherwise must not release or discharge a Security unless required by law or by the express provisions of a Transaction Document to do so.
(f)
If the Security Trustee is directed by the Majority Beneficiaries to appoint a Controller under a Security, it must appoint a Controller selected by the Majority Beneficiaries (subject to any instructions of the Majority Beneficiaries).

(g)
If an administrator is appointed under Part 5.3A of the Corporations Act to a Security Provider which has granted a Security over the whole, or substantially the whole, of the Security Provider’s property and the Security Trustee has not received instructions under this clause 6.5 in time to enable it to appoint a Controller under the relevant Security within the ‘decision period’ (as defined in the Corporations Act) then despite any other provision of this deed, the Security Trustee must appoint a Controller within that decision period.

(h)
A notice under clause 6.5(a)(1) is not required for money to be made payable or for any enforcement action (including appointment of a Controller or declaring that money is due and payable) under the Transaction Documents as long as the money is payable or the enforcement action can be taken under the Transaction Documents.

6.6	Exercise of other ancillary powers
(a)	The Security Trustee:
(1)
is not responsible for, or liable to any person in respect of, any absence of, or defect in, title or for its inability to exercise any of its Powers under a Security arising from any absence of, or defect in, title; and

(2)
need not give notice to any person of the execution of any Security nor obtain any licence, consent or other authority for the execution of any Security and is not liable to any person for failure to do so.

(b)	The Security Trustee:
(1)
may rely on any certificate, notice or other document (including any email, facsimile transmission or telegram) it believes to be genuine and correct and to have been signed or sent by or on behalf of the proper or authorised person or persons;

(2) may rely on any advice or statements of solicitors, independent accountants or other experts selected by the Security Trustee with reasonable care; and
(3)
must place any Security, title document or other document, deed or certificate relating to a Security for the time being in its possession in any properly and safely maintained safe deposit, safe or receptacle selected by it, or with any bank or financial institution (including a Beneficiary) or person whose business includes undertaking the safe custody of documents, or with any lawyer or firm of lawyers, in any such case without being responsible, or liable, to any person for any loss occasioned by doing so.

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6.7	Right to appoint agent, delegates
(a)	The Security Trustee, instead of acting personally, may employ an agent to do any act required or permitted to be done under this deed or in relation to the Securities.
(b)	The Security Trustee may:
(1)
delegate any of its Powers under this deed or in relation to the Securities, either wholly or partially or subject to any limitations or restrictions, to any person (including any Beneficiary) as it thinks fit, proper or appropriate in its absolute discretion if that delegate agrees to be bound by the terms of this deed as if it was a party to it;

(2) for the purpose of any delegation under clause 6.7(b)(1), execute such powers of attorney or other instruments as it thinks proper; and
(3) revoke any delegation under clause 6.7(b)(1) or power or instrument under clause 6.7(b)(2), from time to time.
(c)	No person dealing with the Security Trustee, or any delegate referred to in clause 6.7(b) is bound to enquire whether the delegation remains in force.
(d)
The Security Trustee may act or rely on the opinion, certificate or advice of, or information obtained from, any agent, delegate or adviser appointed by it. The Security Trustee is not responsible for any loss occasioned by doing so if the Security Trustee has acted in good faith and has not been guilty of fraud, wilful default or gross negligence in so acting.

(e)
Despite an appointment under clause 6.7(b), but subject to clause 6.15(a)(2), the Security Trustee remains liable for any act or omission of any appointee as if such act or omission was of the Security Trustee.

6.8	Events of Default
(a)	The Security Trustee is not to be regarded as having knowledge of the occurrence of any Default unless the Security Trustee:
(1)
has received notice (Default Notice) from a Transaction Party or Beneficiary referring to this deed or the relevant Transaction Document and stating that a Default has occurred and describing the event and stating that the notice is a ‘Default Notice’; or

(2) is actually aware that a Default has occurred.
(b)	If the Security Trustee receives a Default Notice or becomes actually aware that a Default has occurred, the Security Trustee must promptly notify all Beneficiaries of the occurrence.
(c)
If the Security Trustee receives a Default Notice, the Security Trustee may consider the Default to be continuing until it has received a further notice from the party giving the original notice stating that the Default is no longer continuing. The Security Trustee may rely on the second notice for all purposes under this deed and the Transaction Documents.

6.9	No monitoring
The Security Trustee is not required to:
(a)
keep itself informed as to the performance or observance by any Transaction Party of its obligations under any Transaction Document or any other document or agreement to which any one or more of them is a party; or

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(b)
inspect the properties or books of any Transaction Party or to assess or keep under review the business, operations, financial condition, creditworthiness or status of the affairs of any Transaction Party.

6.10	Information
(a)
The Security Trustee must forward to each Beneficiary a copy of each notice, report, set of accounts or other document promptly after the Security Trustee receives it from a Transaction Party under any Transaction Document.

(b)	The Security Trustee is not obliged to review or check the accuracy or completeness of any report, notice or other document it forwards to any Beneficiary or other person.
(c)
Except for any notices, reports, accounts or other documents or information which the Security Trustee is required to provide under any Transaction Document, the Security Trustee has no duty or responsibility, but is authorised in its absolute discretion, to provide any Beneficiary with any credit or other information concerning the assets, liabilities, financial condition or business of any Transaction Party or any of its respective Subsidiaries or Related Body Corporate, which may come into the possession of the Security Trustee.

(d)
Nothing in any Transaction Document obliges the Security Trustee to disclose any information relating to any Transaction Party if the disclosure would or might in the reasonable opinion of the Security Trustee constitute a breach of any law or duty of secrecy or confidence.

6.11	Security Trustee to have same rights as Beneficiaries

The Security Trustee, in its capacity as a Beneficiary (if it is or becomes one) has the same rights, powers and discretions under this deed as any other Beneficiary and may exercise the same as if it were not acting as the Security Trustee.

6.12	Security Trustee may contract

The Security Trustee may, despite any rule of law or equity to the contrary, enter into any contract or arrangement and transact any kind of business with any Beneficiary or Transaction Party and is not liable to account for any fee, remuneration or profit received or accruing in connection with that contract, arrangement or transaction.

6.13	Exercise of Powers

The Security Trustee or any shareholder, director, Officer or employee of the Security Trustee may be interested as a director, Officer, employee, shareholder, manager or professional advisor or may otherwise stand in a fiduciary position in relation to any party to this deed or any other person and that interest or fiduciary position does not preclude the Security Trustee from exercising any Power (including where an exercise of that Power may benefit that party or person).

6.14	Application to court for direction
The Security Trustee may apply to a court for directions in relation to any question relating to its duties under this deed or to its Powers.
6.15	Security Trustee not liable
(a)	The Security Trustee is not, and its Related Body Corporate (if any), Subsidiaries, directors, Officers, employees, agents, successors or attorneys are not, liable to any party for:

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	(1)	any loss or damage occurring as a result of it exercising, failing to exercise or purporting to exercise any Power under this deed or in relation to a Transaction Document;
	(2)	any act of any agent, delegate, Officer or employee of the Security Trustee;
	(3)	any other matter or thing done, or not done, by it in relation to this deed or a Transaction Document;
	(4)	any absence of, or defect in, title or any inability to exercise any of its Powers under a Security;
	(5)	any failure by a Transaction Party to perform its obligations under a Transaction Document;
	(6)	the financial condition or solvency of a Transaction Party;
	(7)	any statement, representation or warranty of a Transaction Party being incorrect or misleading in any respect;
(8)
acting in accordance with the instructions of one or more of the Beneficiaries or all of the Beneficiaries (as applicable) in accordance with this deed or for refraining from acting in accordance with the instructions of one or more of the Beneficiaries or all of the Beneficiaries (as applicable) in accordance with this deed, or where there are no instructions which are required by this deed for the Security Trustee to act or refrain from acting;

(9)
acting on any written communication, notice or other document containing a direction or instructions purporting to have been given by one or more of the Beneficiaries, the Majority Beneficiaries or all of the Beneficiaries which the Security Trustee believes to be genuine and correct and to have been signed by, or sent by or on behalf of, the proper person;

(10)
acting on any written communication, notice or other document containing a direction or instructions purporting to have been given by one or more of the Beneficiaries, the Majority Beneficiaries or all of the Beneficiaries passed at a meeting of the Beneficiaries at which minutes were made and signed, even though it may subsequently be found that there was some defect in the constitution of the meeting or the passing of the resolution or that for any other reason the resolution was not valid or binding on any of the Beneficiaries whom it purported to bind, or on the Security Trustee; or

	(11)	the value, validity, effectiveness, genuineness, enforceability or sufficiency of any Security, Transaction Document or any other certificate or document given under any of them,

to the extent that the Security Trustee and its agents, delegates, Officers and employees have acted reasonably in all the circumstances and have not been guilty of fraud, wilful default or gross negligence.

(b)
Nothing in this clause 6.15 exempts the Security Trustee from liability to a Beneficiary if it fails to follow the lawful directions of one or more of the Beneficiaries, the Majority Beneficiaries or all of the Beneficiaries given in accordance with this deed (as applicable) or fails to obtain the required consent of one or more of the Beneficiaries, the Majority Beneficiaries or all of the Beneficiaries in any circumstance where the direction is lawfully given or the consent is required under this deed.

(c)
Failure by the Security Trustee to act due to lack of instructions or lack of proper instructions from one or more of the Beneficiaries, the Majority Beneficiaries or all of the Beneficiaries required to be given under this deed ( as applicable) does not amount to fraud, wilful default or gross negligence of the Security Trustee.

(d)
The Security Trustee is not bound by any waiver, amendment, supplement or modification of any Transaction Document unless it gives its prior written consent as Security Trustee under the Transaction Document.

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(e)	The Security Trustee is not liable to any Transaction Party because a Beneficiary fails to perform its obligations under a Transaction Document.
6.16	Indemnity
(a)	Subject to clause 6.16(c) and:
(1) without prejudice to any right of indemnity given to it by law or equity; and
(2) in addition to, and without prejudice to, any other indemnity in any other Transaction Document, the Security Trustee is entitled to be indemnified out of any money from time to time received by the Security Trustee under the Securities or otherwise forming part of the Trust Fund in respect of:
(3)
all liabilities and expenses (including any money paid or to be paid for the employment or appointment of any agent) incurred by it in the exercise or purported exercise of the Powers under this deed or in relation to the other Transaction Documents; and

(4) all actions, proceedings, costs, claims and demands arising in relation to this deed or any other Transaction Document, and the Security Trustee may from time to time retain and pay out of any money recovered from the Securities or otherwise forming part of the Trust Fund an amount to satisfy that indemnity.
(b)
If there is no money available for the Security Trustee to satisfy its indemnity under clause 6.16(a)(1), each Beneficiary severally in its Share indemnifies the Security Trustee against that amount and must pay its Share to the Security Trustee within 3 Business Days of demand (the Share of a Beneficiary being determined, as if the date of demand was the Determination Date).

(c)	The indemnity in clause 6.16(a)(1) does not apply:
(1) where the Security Trustee or any of its Officers, agents, delegates, or employees is guilty of fraud, wilful default or gross negligence; or
(2) to the extent that any Beneficiary (as beneficiary under this deed) may have a claim against the Security Trustee in accordance with any Transaction Document.
(d)
Each Security Provider jointly and severally indemnifies each Beneficiary against all amounts it is required to pay under clause 6.16(b) (other than amounts arising from any dispute between any Beneficiary and any other Beneficiary or the Security Trustee as to the determination of priority amounts or the sharing of money under this deed) and must pay amounts under this clause 6.16(d) on demand.

6.17	Protection of third parties
No person dealing with the Security Trustee is bound to enquire whether the Security Trustee:
(a)	has been properly appointed under this deed; or
(b)	has the requisite Power under this deed or another Transaction Document,

and any person dealing with the Security Trustee may assume that anything purported to be done by the Security Trustee under this deed or another Transaction Document has been duly authorised by this deed and the Beneficiaries.

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6.18	Exclusions of law where permitted

All liabilities and responsibilities which may from time to time be imposed on the Security Trustee at law or in equity are, to the extent permitted at law or in equity, and, except to the extent provided to the contrary in this deed, expressly negatived and waived by the other parties.

6.19	Independent decisions by Beneficiaries
(a)
Each Beneficiary acknowledges that it has, independently and without reliance on the Security Trustee or any other Beneficiary, and based on the documents and information it has considered appropriate, made its own investigation into the affairs and financial condition of each Transaction Party and the value, validity, effectiveness, genuineness and enforceability of each Transaction Document.

(b)
Each Beneficiary must independently and without reliance on the Security Trustee or any other Beneficiary, and based on the documents and information it considers appropriate, continue to make its own analysis and decisions in relation to its rights and obligations under any document or agreement to which it and any other Beneficiary or any other Transaction Party is a party.

(c)
The Security Trustee is not liable if a Beneficiary fails to do anything referred to in clause 6.19(a) or 6.19(b) or if a Beneficiary suffers loss or damage as a result of doing anything referred to in clause 6.19(a) or 6.19(b).

6.20	Variation

The provisions of this clause 6, other than clauses 6.15 and 6.16, may be amended from time to time by written agreement between the Security Trustee and the Beneficiaries without the approval of the Security Providers.

6.21	Additional matters
(a)	The rights and obligations of the Security Trustee under this deed are in addition to, and without prejudice to, its rights and obligations under the other Transaction Documents.
(b)
If there is any inconsistency between the rights and obligations of the Security Trustee under this deed and the rights and obligations of the Security Trustee under any other Transaction Document, those under this deed prevail to the extent of the inconsistency.

6.22	Fees
The Security Trustee must be paid the fees by the persons agreeing to pay them in accordance with any letters to that effect from or to the Security Trustee.
7	Termination of Security Trustee’s appointment

7.1	Termination of appointment
(a)	The Security Trustee may resign at any time by giving at least 5 Business Days’ notice to each Beneficiary and the Security Providers, or their representative to that effect.
(b)
The Security Trustee may (with the prior written consent of the Security Providers, or their representative) be removed at any time by the Majority Beneficiaries giving to the Security Trustee and the Security Providers, or their representative at least 5 Business Days’ notice to that effect.

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(c)
If the Majority Beneficiaries give a notice under clause 7.1(b), they must, as soon as reasonably practicable after giving the notice, provide a copy of the notice to all other Beneficiaries, the Security Providers, or their representative.

(d)
On the termination of the Security Trustee’s appointment, whether by resignation, removal or otherwise, the Security Trustee is released from any further obligations as Security Trustee under this deed and the other Transaction Documents from the time of that termination, but the release does not prejudice any liability in respect of any default arising before the termination of appointment.

7.2	Assurances
Despite clause 7.1 and the terms of any Transaction Document, no resignation, removal or release of the Security Trustee takes effect unless:
(a)	a successor Security Trustee has been appointed in accordance with clause 7.3;
(b)
the successor Security Trustee undertakes to act as Security Trustee and be bound in that capacity by the terms of this deed and each Security to which the Security Trustee is a party and executes documents to confirm that undertaking; and

(c)	the successor Security Trustee obtains title to each Security and the Trust Fund in its capacity as Security Trustee.
7.3	Appointment of successor Security Trustee
(a)	If the appointment of the Security Trustee is terminated, by resignation, removal or otherwise, the Majority Beneficiaries may appoint a successor Security Trustee.
(b)	If no successor Security Trustee is appointed by the Majority Beneficiaries, or accepts the appointment, within 10 Business Days after:
(1) notice of resignation or removal is given in accordance with clause 7.1; or
(2) the Security Trustee’s appointment is otherwise terminated, the terminated Security Trustee may, on behalf of each Beneficiary, appoint a successor Security Trustee on the same terms as the terminated Security Trustee.
(c)	Each Beneficiary and each Security Provider is bound by the terms of any appointment made under this clause 7.3.
(d)	The appointment of a successor Security Trustee may be made:
(1) by instrument in writing executed by or on behalf of the person or persons authorised to make the appointment; or
(2) by deed of appointment; or
(3) by any other method permitted by law.
(e)
The Security Trustee, each Beneficiary and each Transaction Party must do all things necessary, including executing any deeds or other documents, to ensure that the appointment of any successor Security Trustee is properly and promptly effected and to ensure that all assets and property of the Trust Fund is vested in the successor Security Trustee.

(f)
When a successor Security Trustee is appointed, the new Security Trustee and each other party to the Transaction Documents has the same rights and obligations among themselves as they would have had if the new Security Trustee had been an original party to the Transaction Documents (other than in relation to any accrued rights against the terminated Security Trustee for default under the Transaction Documents).

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(g)
Each Beneficiary and each other party to this deed (other than the Security Trustee), for consideration received, appoints the Security Trustee and each Officer for the time being and from time to time of the Security Trustee severally its attorney, in its name and on its behalf, to do all things and execute, sign seal and deliver (conditionally or unconditionally in the attorney’s discretion) all documents, deeds and instruments necessary or desirable for the appointment of a successor Security Trustee under this clause 7.3 and to vest in that successor Security Trustee all of the Trust Fund or any part of it.

(h)	For the avoidance of doubt, in exercising its powers under clause 7.3(g) the Security Trustee must comply with the provisions of this clause 7.3.
(i)	The power in clause 7.3(g) may be delegated or a sub-power may be given, and any delegate or sub-attorney may be removed by the attorney appointing it.
8	Changes to Beneficiaries and Security Providers

8.1	Transfers by Beneficiaries

A Beneficiary may assign any of its rights or novate any of its rights and obligations under any of the Transaction Documents to any person and in any manner permitted under and in accordance with the Transaction Documents.

8.2	New Beneficiaries pursuant to transfers
(a)
If a Beneficiary assigns any of its rights or novates any of its rights and obligations under any of the Transaction Documents to which it is a party to a New Beneficiary, the New Beneficiary may become a party to this deed by executing an Accession Deed (Beneficiary).

(b)
Each Security Provider and each other Beneficiary for consideration received, irrevocably appoints the Security Trustee, and each Officer for the time being and from time to time of the Security Trustee, severally its attorney to execute any Accession Deed (Beneficiary) for and in the name of the Security Provider or the Beneficiary (as applicable).

(c)	When a New Beneficiary executes an Accession Deed (Beneficiary):
(1) it becomes bound by this deed and receives the benefits of a Beneficiary under this deed on the same basis as if it were a party to this deed;
(2)
the assigning or transferring Beneficiary continues to be bound by this deed unless it has assigned all of its rights, or novated all of its rights and obligations, to one or more New Beneficiaries, in which case it is a Retired Beneficiary;

(d)
any Retired Beneficiary is released from any further obligations under this deed, but the release does not prejudice any liability in respect of any default of it arising before it became a Retired Beneficiary.

(e)
A Beneficiary that assigns any of its rights or novates any of its rights and obligations under any of the Transaction Documents to which it is a party to a New Beneficiary must require, as a condition of that assignment or novation, that the New Beneficiary execute an Accession Deed (Beneficiary) in accordance with this clause 8.2.

8.3	Other New Beneficiaries
(a)	A person may become a party to this deed as a Beneficiary other than pursuant to an assignment or novation pursuant to clause 8.2 by executing an Accession Deed (Beneficiary).
(b)
Each Beneficiary and each Security Provider, for consideration received, irrevocably appoints the Security Trustee, and each Officer for the time being and from time to time of the Security Trustee, severally as its attorney to execute for and in the name of the Beneficiary or the Security Provider, (as applicable) each Accession Deed (Beneficiary) referred to in clause 8.3(a).

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(c)
When a New Beneficiary executes an Accession Deed (Beneficiary) referred to in clause  8.3(a) it becomes bound by this deed and receives the benefits of a Beneficiary under this deed on the same basis as if it were a party to this deed.

8.4	New Security Provider
(a)
Immediately a person who is not already a Security Provider grants a Collateral Security, each Transaction Party must ensure that the person becomes a party to this deed as a Security Provider by executing an Accession Deed (Security Provider).

(b)
Each Beneficiary and each Security Provider, for consideration received, irrevocably appoints the Security Trustee, and each Officer for the time being and from time to time of the Security Trustee, severally its attorney to execute for and in the name of the Beneficiary or the Security Provider, (as applicable) any Accession Deed (Security Provider).

8.5	Notice of change
(a)	A Beneficiary must promptly notify the Security Trustee of any assignment or novation of that Beneficiary’s rights, benefits or obligations under any Transaction Document.
(b)
The Security Trustee may treat each Beneficiary (or any assignee or substitute Beneficiary of which the Security Trustee has actual notice) as the holder of the benefit of that Beneficiary’s interests under the Transaction Documents for all purposes, until it receives notice under clause 8.5(a) to the contrary.

9	Savings provisions

9.1	Continuing indemnities
(a)	Each indemnity contained in this deed and each other Transaction Document is a continuing obligation despite:
(1) any settlement of account; or
(2) the occurrence of any other thing,
and remains in full force and effect until:
(3) all money owing, contingently or otherwise, under any Transaction Document has been paid in full; and
(4) each Transaction Document has been finally discharged.
(b)	Each indemnity in this deed and each other Transaction Document is an additional, separate and independent obligation and no one indemnity limits the general application of any other indemnity.
9.2	Non-avoidance
The provisions of this deed are not affected by anything which, but for this provision, might have that effect, including:
(a)	the respective times and dates on which, or the order in which, any of the Transaction Documents were executed, delivered or registered;

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10 Meetings of Beneficiaries

(b)	the respective times and dates on which, or the order in which, the debts and monetary liabilities comprising all or any part of any of the Secured Moneys are incurred or become due;
(c)	anything contained in any of the Transaction Documents;
(d)	the enforcement or attempted enforcement of, or the exercise or attempted exercise of any other Power under, any of the Transaction Documents;
(e)	the repayment from time to time of all or any part of any of the Secured Moneys;
(f)	the fluctuation (including the reduction and subsequent increase) from time to time of all or any part of any of the Secured Moneys;
(g)	a Beneficiary being or not being from time to time obliged to:
(1) perform its obligations under any Transaction Document at the request, or for the benefit, of any Transaction Party; or
(2) do anything which may cause money to become due by any Transaction Party to that Beneficiary;
(h)	that all or any part of the Secured Moneys are contingent or prospective;
(i)	the appointment of a liquidator, Controller or other similar officer to a Transaction Party or to all or any part of the assets of a Transaction Party;
(j)	the liquidation of a Transaction Party;
(k)	a person becoming or ceasing to be a Beneficiary or a Transaction Party; or
(l)	any provision of any statute or any rule of law or equity to the contrary.
9.3	Exclusion of moratorium

To the extent not excluded by law, a provision of any legislation which at any time directly or indirectly lessens, stays, postpones, prevents or otherwise prejudicially affects the exercise of any Power, is negatived and excluded from this deed, and all relief and protection conferred on a Transaction Party by or under that legislation is also negatived and excluded.

10	Meetings of Beneficiaries

10.1	Meetings
The Security Trustee may convene a meeting of Beneficiaries at any time.
10.2	Meeting on application

The Security Trustee must convene a meeting of Beneficiaries if Beneficiaries having alone, or together, a Share (determined as if the date of application was the Determination Date) of not less than 66% of all Beneficiaries apply in writing.

10.3	Notice of meeting
(a)
If the purpose of a meeting is to determine the instructions of the Majority Beneficiaries to be given to the Security Trustee, the person or persons calling the meeting must notify all Beneficiaries of the meeting at least 21 days (exclusive of the day on which the notice is given and of the day on which the meeting is held) (or any shorter period the Majority Beneficiaries may agree on) in advance under clause 10.3(c).

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10 Meetings of Beneficiaries

(b)	The Security Trustee must give notice of each meeting of all Beneficiaries to each Beneficiary.
(c)	A notice to Beneficiaries must set out:
(1) the place, day and time of the meeting;
(2) the general nature of the business to be transacted;
(3) the terms of any resolution to be proposed;
(4) a summary of any information in the possession of the Security Trustee which the Security Trustee reasonably determines may influence the Beneficiaries’ vote;
(5) a statement to the effect that proxies may be appointed more than 24 hours before the time fixed for the meeting but not after that time; and
(6) any other information the person preparing the notice reasonably considers appropriate.
(d)	In giving notice of a meeting to Beneficiaries, the Security Trustee complies with its obligations if it sends the notice to the address of each relevant Beneficiary specified under clause 11.4.
(e)	If:
(e)	the Security Trustee accidentally omits to give notice under clauses 10.3(a) or 10.3(b) or fails to give notice in the form required by clause 10.3(c) and 10.3(d); or
(f)	a relevant Beneficiary does not receive a notice,
the relevant meeting is still valid.
(g)
Even if a meeting is called by shorter notice than that specified in this clause 10.3, it will be considered to be duly called if it is so agreed to by the relevant Beneficiaries representing a quorum required for the resolutions to be passed at that meeting.

10.4	Who may attend and address meeting
The following persons are entitled to attend and address a meeting, including an adjourned meeting, of all Beneficiaries:
(a)	each Security Provider’s representative;
(b)	each Security Provider’s solicitor;
(c)	the Security Trustee’s representative;
(d)	the Security Trustee’s solicitor;
(e)	each Beneficiary or its representative or both; and
(f)	each Beneficiary’s solicitor.
No person other than a Beneficiary has a right to vote.
10.5	Quorum
(a)	No business (other than the election of a chairman, if necessary) may be transacted at a meeting of Beneficiaries unless there is a quorum.
(b)	A quorum for any meeting of all Beneficiaries to pass a Special Decision is the Beneficiaries (whether in person, proxy, representative or attorney) having alone or together a Share of 66%.
(c)
If a quorum has not been reached within 30 minutes after the time appointed for the meeting, the meeting, if called on the requisition of relevant Beneficiaries must be dissolved or, if called to pass a Special Decision, must be adjourned to the same day, time and place in the following week.

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10 Meetings of Beneficiaries

10.6	Chair
(a)	The Security Trustee’s nominee (who may be a Beneficiary or the Security Trustee) must preside as chair at a meeting of any Beneficiaries.
(b)	If the Security Trustee’s nominee does not appear within 15 minutes after the time appointed for the meeting, the Beneficiaries present must elect one of their number to preside as chair.
10.7	Voting and decisions
(a)	Any question submitted to a meeting of Beneficiaries must be decided in the first instance by a show of hands unless a poll is required under clause 10.7(b).
(b)	A poll must be taken if any Transaction Document or the applicable law requires the question to be decided by a Special Decision.
(c)	The chair does not have a casting vote in addition to any other vote which the chair may exercise.
(d)
A resolution passed by the Majority Beneficiaries in accordance with this clause 10 on any matter constitutes the instructions of the Majority Beneficiaries under any Transaction Document in relation to that matter and is binding on all the Beneficiaries.

(e)	A resolution, decision or instruction:
(1) expressly required in this deed to be given by all Beneficiaries must be made by all of the Beneficiaries;
(2) otherwise to be made by the Beneficiaries must be made by the Majority Beneficiaries; or
(3) to replace or remove the Security Trustee must be made by Special Decision.
10.8	Votes
(a)	On a show of hands, each Beneficiary present at a meeting:
(1) in person; or
(2) by proxy, representative or attorney,
has one vote.
(b)	On a poll, each Beneficiary present at a meeting:
(1) in person; or
(2) by proxy, representative or attorney;
has one vote for each dollar of the Amount Owing of it at that time.
(c)	In determining whether or not a resolution constitutes a resolution of the Majority Beneficiaries, the votes in clauses 10.8(a) and 10.8(b) must be weighted by the chair accordingly.
(d)
If Amounts Owing by Beneficiaries is held jointly, the most senior Beneficiary's vote either in person or by proxy, representative or attorney will be accepted to the exclusion of the other joint Beneficiaries.

(e)
The most senior Beneficiary is the person nominated in writing to the Security Trustee by all joint Beneficiaries in respect of that Amount Owing or failing such nomination the person selected by the Security Trustee in its absolute discretion.

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10 Meetings of Beneficiaries

10.9	Objection to voter’s qualification
(a)	An objection may be raised to the qualification of a voter only at the meeting where the vote objected to is to be exercised.
(b)	An objection must be referred to the chair whose decision is final.
(c)	The chair may consult with any representative of a Beneficiary or the Security Trustee present at the meeting.
(d)	A vote allowed at a meeting is valid for all purposes.
10.10	Proxies and other powers
(a)	Any person including a Beneficiary may act as a proxy.
(b)	A proxy has the same right to be heard as a Beneficiary.
(c)
A vote given in accordance with the terms of a proxy form is valid despite the previous revocation or amendment, unless notice in writing of the revocation or amendment is deposited with the Security Trustee at least 24 hours before the time appointed for the meeting or adjourned meeting at which the proxy proposes to vote.

(d)
A notarially certified copy of each proxy form and satisfactory proof of due execution, if applicable, must be produced at a meeting or adjourned meeting if required by the Security Trustee, who is not obliged to investigate or be concerned with the validity or authority of a proxy.

10.11	Proxy and other instruments
(a)	If the appointer of a proxy is an individual, the instrument of appointment must be in writing and signed by the appointer or the appointer’s attorney authorised in writing.
(b)	If the appointer of a proxy is a corporation, the instrument of appointment must be:
(1) under its common seal (if it has one); or
(2) under the hand of an Officer or attorney who has been authorised by the corporation.
(c)	An instrument appointing a proxy must be in the following form or in any other common or usual form:

‘I [                   ] of [                   ] being a Beneficiary under the Security Trust Deed constituting the [insert name of trust] Trust appoint [                   ] of [                   ] as my proxy to vote at the meeting of Beneficiaries to be held on [    ] and at any adjournment of that meeting.

Signed at [ ] by me on [ ].
This form is to be used *in favour/against the resolution. (*Strike out whichever is not desired.) Unless otherwise directed the proxy may vote as he or she thinks fit.’
10.12	Adjournments
The chair may adjourn a meeting with the consent of the Majority Beneficiaries or if a quorum is required under a Transaction Document but not present.
10.13	Declaration by chair of voting
At a meeting of Beneficiaries a declaration by the chair or Security Trustee (as applicable) that a resolution has been carried or lost by a particular majority is conclusive evidence of that fact.

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11 General

10.14	Manner of poll
(a)	If at a meeting a poll is demanded or required in accordance with clause 10.7(b), that poll must be conducted as directed by the chair at the meeting.
(b)	A demand for a poll may be withdrawn at any time.
(c)	The demand for a poll does not discontinue the meeting except to decide the question for which the poll is demanded.
(d)	The result of the poll is regarded as the relevant resolution of the meeting.
10.15	Poll on election of chair or question of adjournment
A poll demanded at a meeting of Beneficiaries on the election of the chair or on a question of adjournment must be taken at the meeting without adjournment.
10.16	Minutes
(a)	The chair or Security Trustee (as applicable) must ensure that minutes of proceedings at every meeting of Beneficiaries are taken and entered in a minute book provided by the Security Trustee.
(b)	The signature by the chair of minutes of a meeting is conclusive evidence of the matters stated in the minutes.
10.17	Passing of resolutions by instrument in writing
(a)
Despite the preceding provisions of this clause 10, a resolution, decision or instruction of Beneficiaries may be passed or made, without any meeting or previous notice being required or even if a meeting has been called, by an instrument or instruments in writing signed by one or more Beneficiaries having alone or together the relevant number of votes to pass the relevant resolution or make the relevant decision or give the relevant instruction.

(b)	Any such instruments are effective on presentation to the Security Trustee for entry in the records referred to in clause 10.16.
(c)	Any such resolution, decision or instruction is binding on all Beneficiaries.
11	General

11.1	Performance by Security Trustee of obligations

If a Transaction Party defaults in fully and punctually performing any obligation contained or implied in any Transaction Document, the Security Trustee may, without prejudice to any Power, do all things necessary or desirable, in the Security Trustee’s opinion, to make good or attempt to make good that default to the Security Trustee’s satisfaction.

11.2	Transaction Party to bear cost

Except as otherwise expressly provided in a Transaction Document, any thing which must be done by a Transaction Party under any Transaction Document, whether or not at the request of the Security Trustee, is to be done at the cost of the Transaction Party.

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11 General

11.3	GST

If a party is entitled under this deed to be reimbursed or indemnified by another party for a cost or expense incurred in connection with this deed, the reimbursement or indemnity payment must not include any GST component of the cost or expense for which an input tax credit may be claimed by the party entitled to be reimbursed or indemnified, or by its representative member.

11.4	Notices
Any notice or other communication including any request, demand, consent or approval, to or by a party to any Transaction Document:
(a)	must be in legible writing and in English addressed as shown below:
(1) if to the Security Trustee:
Address: Level 12, 90 Collins Street, Melbourne Vic 3000
Attention: Robert Routley / Matthew Sheehan
Phone: +613 9639 0522
(2) if to an Initial Beneficiary, to the address set out in the Convertible Note Agreement;
(3) if to an Initial Security Provider, to the address set out in Schedule 1;
or as specified to the sender by any party by notice;
(b)	must be signed by an Officer of the sender;
(c)	is regarded as being given by the sender and received by the addressee:
(1) if by delivery in person, when delivered to the addressee;
(2) if by post, on delivery to the addressee; or
(3) if by facsimile transmission, whether or not legibly received, when received by the addressee, but if the delivery or receipt is on a day which is not a Business Day or is after 4.00pm (addressee’s time) it is regarded as received at 9.00am on the following Business Day; and
(d)
can be relied on by the addressee and the addressee is not liable to any other person for any consequences of that reliance if the addressee believes it to be genuine, correct and authorised by the sender.

A facsimile transmission is regarded as legible unless the addressee telephones the sender within 2 hours after the transmission is received or regarded as received under clause 11.4(c) and informs the sender that it is not legible.

11.5	Governing law and jurisdiction
(a)	This deed is governed by the laws of Victoria.
(b)	The parties irrevocably submits to the non-exclusive jurisdiction of the courts of Victoria.
(c)	Each Security Provider irrevocably waives any objection to the venue of any legal process on the basis that the process has been brought in an inconvenient forum.
(d)
Each Security Provider irrevocably waives any immunity in respect of its obligations under this deed that it may acquire from the jurisdiction of any court or any legal process for any reason including the service of notice, attachment before judgment, attachment in aid of execution or execution.

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11 General

(e)
Legend International Holdings, Inc appoints Paradise Phosphate Pty Ltd of Level 8, 580 St Kilda Road, Melbourne VIC 3004 in relation to proceedings in Australia as its agent to receive service of any legal process on its behalf without excluding any other means of service permitted by the law of the relevant jurisdiction.

11.6	Prohibition and enforceability
(a)
Any provision of, or the application of any provision of, any Transaction Document or any Power which is prohibited in any jurisdiction is, in that jurisdiction, ineffective only to the extent of that prohibition.

(b)
Any provision of, or the application of any provision of, any Transaction Document which is void, illegal or unenforceable in any jurisdiction does not affect the validity, legality or enforceability of that provision in any other jurisdiction or of the remaining provisions in that or any other jurisdiction.

11.7	Waivers
(a)
Waiver of any right arising from a breach of this deed or of any Power arising on default under this deed or on the occurrence of an Event of Default must be in writing and signed by the party granting the waiver.

(b)	A failure or delay in exercise, or partial exercise, of:
(1) a right arising from a breach of this deed or the occurrence of an Event of Default; or
(2) a Power created or arising on default under this deed or on the occurrence of an Event of Default, does not result in a waiver of that right or Power.
(c)
A party is not entitled to rely on a delay in the exercise or non-exercise of a right or Power arising from a breach of this deed or on a default under this deed or on the occurrence of an Event of Default as constituting a waiver of that right or Power.

(d)	A party may not rely on any conduct of another party as a defence to exercise of a right or Power by that other party.
(e)	This clause may not itself be waived except by writing.
11.8	Variation
Subject to clause 6.20, any term of this deed may be amended or waived only with the written consent of each Beneficiary, the Security Trustee and the Security Providers.
11.9	Cumulative rights
The Powers are cumulative and do not exclude any other right, power, authority, discretion or remedy of the Security Trustee, Receiver or Attorney.
11.10	Consents of Security Trustee

Despite the terms of any other Transaction Document, to be binding or effective a consent or approval given by the Security Trustee must be in writing signed by a director, secretary or Officer of the Security Trustee.

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11 General

11.11	Counterparts
This deed may be executed in any number of counterparts. All counterparts together and taken to form one and the same instrument.
11.12	Attorneys
Each of the attorneys executing this deed states that the attorney has no notice of the revocation of the power of attorney appointing that attorney.

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Schedule 1

Part A Initial Beneficiaries

Name	ABN/ACN/ARBN	Address
Australian Microcap Investments Pty Ltd as trustee for Microcap Investment Trust 1	ACN 127 745 395	Level 12, 90 Collins Street, Melbourne 3000
Australian Microcap Investments Pty Ltd as trustee for Microcap Investment Trust 2	ACN 127 745 395	Level 12, 90 Collins Street, Melbourne VIC 3000

Part B Initial Security Providers

Name	ABN/ACN/ARBN	Address
Legend International Holdings, Inc	ARBN 120 855 352	Address: Level 8, 580 St Kilda Road, Melbourne VIC 3004 Attention: Company Secretary
Paradise Phosphate Pty Ltd	ACN 154 180 882	Address: of Level 8, 580 St Kilda Road, Melbourne VIC 3004 Attention: Company Secretary

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Signing page

Executed as a deed

Initial Security Provider
Signed sealed and delivered by Legend International Holdings, Inc by
sign here ►	/s/ J I Gutnick

print name	J I Gutnick

sign here ►	/s/ P J Lee

print name	P J Lee

Initial Security Provider
Signed sealed and delivered by Paradise Phosphate Pty Ltd by
sign here ►	/s/ P J Lee
Company Secretary/Director
print name	P J Lee

sign here ►	/s/ J I Gutnick
Director
print name	J I Gutnick

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Signing page

Security Trustee
Signed sealed and delivered for and on behalf of Acorn Capital Limited by
sign here ►	/s/ M. Sheehan
Company Secretary/Director
print name	M. Sheehan

sign here ►	/s/ Barry Fairley
Director
print name	Barry Fairley

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Attachment 1

Accession Deed (Security Provider)

Clause 8.2

Date ►

Between the parties
New Security Provider	[insert name of New Security Provider] [insert ACN/ABN/ARBN] of [insert address]
Security Trustee	Acorn Capital Limited ACN 082 694 531 of Level 12, 90 Collins Street, Melbourne Vic 3000
Recitals	[insert details]
This deed witnesses as follows:

1	Interpretation

1.1	Incorporated definitions
A word or phrase (other than one defined in clause 1.2) defined in the Security Trust Deed has the same meaning in this deed.
1.2	Definitions
The meanings of the terms used in this deed are set out below.

Term	Meaning
Effective Date	the date of this deed.
Security Trust Deed	the deed dated [insert] entered into by the Security Trustee and each party listed in Schedule 1 to that deed constituting the Paradise Phosphate Security Trust.

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Attachment 1     Accession Deed (Security Provider)

1.3	Interpretation
Clause 1.2 of the Security Trust Deed applies to this deed as if set out in full in this deed.
2	New Security Provider becomes a party

With effect on and from the Effective Date:
(a)	the New Security Provider is taken to be a party to the Security Trust Deed;
(b)	the New Security Provider becomes bound by the Security Trust Deed and has the same rights and assumes the same obligations as if it were a party to the Security Trust Deed as a Security Provider; and
(c)	each reference in the Security Trust Deed to ‘Security Provider’ includes a reference to the New Security Provider.
3	Acknowledgments

3.1	Copies of documents
The New Security Provider acknowledges that it has received a copy of the Security Trust Deed together with the other information it has required in connection with this deed.
3.2	Acknowledgment to Security Trustee
Without limiting the general application of clause 2, the New Security Provider acknowledges and agrees as specified in clause 6 of the Security Trust Deed.
3.3	Appointment of attorney

Without limiting the general application of clause 2, the New Security Provider irrevocably, for consideration received, appoints as its attorney each person who under the terms of the Security Trust Deed, is appointed an attorney of a Security Provider on the same terms and for the same purposes as contained in the Security Trust Deed.

4	Notices

The details of the New Security Provider for the purpose of the Security Trust Deed are as follows:

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Attachment 1 Accession Deed (Security Provider)

	Name:	[Insert]
	Office:	[Insert]
	Address:	[Insert]
	Attention:	[Insert]
	Facsimile:	[Insert]
5	General

Clause 10 of the Security Trust Deed applies to this deed as if it were fully set out in this deed.
6	Governing law

(a)	This deed is governed by the laws of Victoria.
(b)	Each party irrevocably submits to the non-exclusive jurisdiction of the courts of Victoria.
7	Attorneys

Each of the attorneys executing this deed states that the attorney has no notice of revocation of the attorney's power of attorney.

Executed as a deed

New Security Provider
Signed sealed and delivered for and on behalf of [New Security Provider] by its attorney sign here ►
Attorney
print name
in the presence of
sign here ►
Witness
print name

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Attachment 1 Accession Deed (Security Provider)

Security Trustee
Signed sealed and delivered for and on behalf of Acorn Capital Limited for itself and as attorney on behalf of the other parties to the Security Trust Deed by its attorney sign here ►
Attorney
print name
in the presence of
sign here ►
Witness
print name

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Attachment 2

Accession Deed (Beneficiary)

Clause 8.2

Date ►

Between the parties
Existing Beneficiary	[insert name of Existing Beneficiary] [insert ACN/ABN/ARBN ] of [insert address]
New Beneficiary	[insert name of New Beneficiary] [insert ACN/ABN/ARBN ] of [insert address]
Security Trustee	[insert name of Security Trustee] [insert ACN/ABN/ARBN] of [insert address]
Recitals	[insert details]
This deed witnesses as follows:

1	Interpretation

1.1	Incorporated definitions
A word or phrase (other than one defined in clause 1.2) defined in the Security Trust Deed has the same meaning in this deed.

Security trust deed poll page 1

Attachment 2 Accession Deed (Beneficiary)

1.2	Definitions
The meanings of the terms used in this deed are set out below.

Term	Meaning
Effective Date	the date on which all parties have executed this deed.
Retired Beneficiary	[insert name of any Beneficiary who is to become a Retired Beneficiary (if none, delete the definition)].
Security Trust Deed	the deed dated [insert date ]between the Security Trustee and each party listed in Schedule 1 of that deed constituting the [insert name of Trust] Trust.

1.3	Interpretation
Clause 1.2 of the Security Trust Deed applies to this deed as if set out in full in this deed.
2	Novation

2.1	New Beneficiary becomes a party
With effect on and from the Effective Date:
(a)	the New Beneficiary is taken to be a party to the Security Trust Deed;
(b)
the New Beneficiary becomes bound by the Security Trust Deed and receives the benefits of a Beneficiary under the Security Trust Deed in accordance with clause 8.2(c)(1)/8.3(c) of the Security Trust Deed; and

(c)	each reference in the Security Trust Deed to ‘Beneficiary’ includes a reference to the New Beneficiary.
2.2	Preservation of accrued rights
(a)
Despite anything contained in this deed, the Security Trustee, the Existing Beneficiary and all other parties to the Security Trust Deed remain entitled to and bound by their respective rights and obligations which have accrued up to the Effective Date.

(b)
Without limiting the general application of clause 2.3(a), the Existing Beneficiary remains entitled to repayment or payment from the Security Trustee of the Secured Moneys due to Existing Beneficiary under the Security Trust Deed actually payable before the Effective Date.

2.3	Release of Existing Beneficiary

Subject to clause 2.2, with effect on and from the Effective Date, the Security Trustee for itself and for each other party to the Security Trust Deed other than the Existing Beneficiary acknowledges that the Existing Beneficiary is released from and has no further obligation in respect of any of them under the Security Trust Deed.

Security trust deed poll page 2

Attachment 2 Accession Deed (Beneficiary)

3	Acknowledgments

3.1	Copies of documents
The New Beneficiary acknowledges that it has received a copy of the Security Trust Deed together with the other information which it has required in connection with this deed.
3.2	Acknowledgment to Security Trustee
Without limiting the general application of clause 2, the New Beneficiary acknowledges and agrees as specified in clause 6 of the Security Trust Deed.
3.3	Appointment of attorney

Without limiting the general application of clause 2, the New Beneficiary, for consideration received, irrevocably appoints as its attorney each person who under the terms of the Security Trust Deed is appointed an attorney of a Beneficiary on the same terms and for the same purposes as contained in the Security Trust Deed.

4	Notices

The details of the New Beneficiary for the purpose of the Security Trust Deed are as follows:
Name:
Office:
Address:
Attention:
Facsimile:
5	General

Clause 10 of the Security Trust Deed applies to this deed as if it were fully set out in this deed.
6	Governing law

(a)	This deed is governed by the laws of [insert relevant jurisdiction].
(b)	Each party irrevocably submits to the non-exclusive jurisdiction of the courts of [insert relevant jurisdiction].

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Attachment 2 Accession Deed (Beneficiary)

7	Attorneys

Each of the attorneys executing this deed states that the attorney has no notice of revocation of the attorney’s power of attorney.

Executed as a deed

Existing Beneficiary
Signed sealed and delivered for and on behalf of [Existing Beneficiary] by its attorney sign here ►
Attorney
print name
in the presence of
sign here ►
Witness
print name

New Beneficiary
Signed sealed and delivered for and on behalf of [New Beneficiary] by its attorney sign here ►
Attorney
print name
in the presence of
sign here ►
Witness
print name

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Attachment 2 Accession Deed (Beneficiary)

Security Trustee

Signed sealed and delivered for and on behalf of
[Security Trustee]
for itself and as attorney on behalf of the other parties
to the Security Trust Deed (other than the Existing Beneficiary)
by its attorney

sign here ►
Attorney
print name
in the presence of
sign here ►
Witness
print name

Security trust deed poll page 5